Exhibit A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Ordinary Shares, in each case of Cango Inc., and further agree that this agreement be included as an exhibit to such joint filings.

Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

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Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Galactic Gain Limited

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Boyu Capital Fund III, L.P.
By:	Boyu Capital General Partner III, L.P.
By:	Boyu Capital General Partner III, Ltd.

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Boyu Capital General Partner III, L.P.
By:	Boyu Capital General Partner III, Ltd.

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Boyu Capital General Partner III, Ltd.

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Boyu Capital Group Holdings Ltd.

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

XYXY Holdings Ltd.

By:	/s/ Khalid Iton
Name:	Khalid Iton
Title:	Director

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 12, 2019.

Xiaomeng Tong

Signature:	/s/ Xiaomeng Tong